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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)____

                                ----------------

                     CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                (FORMERLY TEXAS COMMERCE BANK NATIONAL ASSOCIATION) (Exact name of trustee as specified in its charter)

   A NATIONAL BANKING ASSOCIATION                                                                   74-0800980
(State of Incorporation if not a U.S.                                                            (I.R.S. Employer
         national bank)                                                                        Identification No.)

         712 MAIN STREET
         HOUSTON, TEXAS                                                                               77002
  (Address of principal executive offices)                                                          (Zip Code)

                                ----------------

                            ENRON OIL & GAS COMPANY
              (Exact name of obligor as specified in its charter)


                  DELAWARE                                                                       47-0684736
       (State or other jurisdiction of                                                        (I.R.S. Employer
       incorporation or organization)                                                        Identification No.)

              1400 SMITH STREET
               HOUSTON, TEXAS                                                                       77002
  (Address of principal executive offices)                                                       (Zip Code)

                                ----------------

                          ENRON OIL & GAS COMPANY DEBT
                                   SECURITIES
                      (Title of the indenture securities)

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
ITEM 1.  GENERAL INFORMATION.

                 FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

                 (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                          Comptroller of the Currency, Washington, D.C. Federal Deposit Insurance Corporation,
                            Washington, D.C.
                          Board of Governors of The Federal Reserve System,
                            Washington, D.C.

                 (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                          POWERS.

                          Yes.


ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

                 IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 The obligor is not an affiliate of the trustee.


ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

                 FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                     COL. A                                         COL. B
                 TITLE OF CLASS                               AMOUNT OUTSTANDING
                 --------------                               ------------------

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

                 IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
INFORMATION:

                 (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

                 (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF
         SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

                 IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
         OFFICIALS.

                 FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

           COL. A                     COL. B                      COL. C                      COL. D

                                                                                          PERCENTAGE OF
                                                                                        VOTING SECURITIES
                                                                                          REPRESENTED BY
                                                               AMOUNT OWNED                AMOUNT GIVEN
       NAME OF OWNER              TITLE OF CLASS               BENEFICIALLY                 IN COL. C
       -------------              --------------               ------------             -----------------


                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

                 FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.


           Col. A                     Col. B                      Col. C                      Col. D
                                                                                            Percent of
                                                                                        voting securities
                                                                                          represented by
                                                               Amount owned                amount given
       Name of owner              Title of class               beneficially                 in Col. C
       -------------              --------------               ------------             -----------------


                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                 FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

           COL. A                     COL. B                      COL. C                      COL. D

                                   WHETHER THE                 AMOUNT OWNED
                                    SECURITIES             BENEFICIALLY OR HELD          PERCENT OF CLASS
                                    ARE VOTING            AS COLLATERAL SECURITY          REPRESENTED BY
                                   OR NONVOTING              FOR OBLIGATIONS               AMOUNT GIVEN
       TITLE OF CLASS               SECURITIES                  IN DEFAULT                  IN COL. C
       -------------              --------------               ------------             -----------------

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                 IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


           COL. A                     COL. B                      COL. C                      COL. D
                                                               AMOUNT OWNED
                                                           BENEFICIALLY OR HELD          PERCENT OF CLASS
                                                          AS COLLATERAL SECURITY          REPRESENTED BY
     NAME OF ISSUER AND               AMOUNT                FOR OBLIGATIONS IN             AMOUNT GIVEN
       TITLE OF CLASS              OUTSTANDING              DEFAULT BY TRUSTEE              IN COL. C
       -------------              --------------               ------------             -----------------



                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                 IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

           COL. A                     COL. B                      COL. C                      COL. D

                                                               AMOUNT OWNED
                                                           BENEFICIALLY OR HELD          PERCENT OF CLASS
                                                          AS COLLATERAL SECURITY          REPRESENTED BY
     NAME OF ISSUER AND               AMOUNT                FOR OBLIGATIONS IN             AMOUNT GIVEN
       TITLE OF CLASS              OUTSTANDING              DEFAULT BY TRUSTEE              IN COL. C
       -------------              --------------               ------------             -----------------

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.





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
ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                 IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

           COL. A                     COL. B                      COL. C                      COL. D

                                                               AMOUNT OWNED
                                                           BENEFICIALLY OR HELD          PERCENT OF CLASS
                                                          AS COLLATERAL SECURITY          REPRESENTED BY
     NAME OF ISSUER AND               AMOUNT                FOR OBLIGATIONS IN             AMOUNT GIVEN
       TITLE OF CLASS              OUTSTANDING              DEFAULT BY TRUSTEE              IN COL. C
       -------------              --------------               ------------             -----------------

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                 EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


               COL. A                               COL. B                               COL. C

              NATURE OF                             AMOUNT
            INDEBTEDNESS                          OUTSTANDING                           DATE DUE
            ------------                          -----------                           --------


                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

                 (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                 There is not, nor has there been, a default with respect to
                 the securities under this indenture.   (See Note on Page 6.)

                 (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                 There has not been a default under any such indenture or
                 series.   (See Note on Page 6.)

ITEM 14.         AFFILIATIONS WITH THE UNDERWRITERS.

                 IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 15.         FOREIGN TRUSTEE.

                 IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                 Not applicable.


ITEM 16.         LIST OF EXHIBITS.

                 LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

         o  1    --       A copy of the articles of association of the trustee
                          as now in effect.
         #  2    --       A copy of the certificate of authority of the trustee
                          to commence business.
         *  3    --       A copy of the authorization of the trustee to
                          exercise corporate trust powers.
         [ ]4    --       A copy of the existing by-laws of the trustee.
            5    --       Not applicable.
            6    --       The consent of the trustee required by Section 321(b)
                          of the Act.
          + 7    --       A copy of the latest report of condition of the
                          trustee published pursuant to law or the requirements
                          of its supervising or examining authority.
            8    --       Not applicable.
            9    --       Not applicable.

         o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-56195.

         # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-42814.

         * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-11 File No. 33-25132.

         [ ] Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 33-65055.

         + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as an exhibit to the Form S-3 File No. 333-34045.


                                      NOTE

         Inasmuch as this Form T-1 is filed prior to the ascertainment of all facts on which to base a responsive answer to Item 13, the answer to said Item is based on incomplete information. Such item may, however, be considered as correct unless amended by an amendment to this Form T-1.





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
                                   SIGNATURE

                 PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON AND STATE OF TEXAS, ON THE 22ND DAY OF JANUARY, 1998.

                                       CHASE BANK OF TEXAS,
                                       NATIONAL ASSOCIATION


                                       By: /s/ Ronda L. Parman
                                           -----------------------------------
                                           Ronda L. Parman
                                           Corporate Trust Officer

                                                                       Exhibit 6

                                                                       Exhibit 6


                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue of Enron Oil & Gas Company Debt Securities, we hereby consent that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       CHASE BANK OF TEXAS,
                                       NATIONAL ASSOCIATION



                                       By: /s/ Ronda L. Parman
                                           ------------------------------------
                                           Ronda L. Parman
                                           Corporate Trust Officer


Dated: January 22, 1998